SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                               [LOGO] CORNERSTONE
                                      BANCSHARES, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2004

                          CORNERSTONE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

       Tennessee                      000-30497                 62-1175427
------------------------            -----------             -------------------
(State of Incorporation)            (Commission               (IRS Employer
                                      File No.)             Identification No.)

                                5319 Highway 153,
                          Chattanooga, Tennessee 37343
                    (Address of principal executive offices)

                                 (423) 385-3000
              (Registrant's telephone number, including area code)

         ______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 8.01. Other Events.

      On December 1, 2004, the Registrant issued a press release reporting the authorization by the Board of Directors to issue an annual $.10 cash dividend to all shareholders of record December 27, 2004 with a payment date of January 18, 2005.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press release dated December 1, 2004 reporting the declaration of a cash dividend.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CORNERSTONE BANCSHARES, INC.

      Date: December 1, 2004                 By: /s/  Nathaniel F. Hughes
                                                 -----------------------------
                                                      Nathaniel F. Hughes,
                                                      President and
                                                      Chief Operations Officer

                                  EXHIBIT INDEX

      Exhibit No.                Description
      -----------                -----------

      99.1 Press release dated December 1, 2004 reporting the declaration of a cash dividend.